UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03061)

Exact name of registrant as specified in charter:	Putnam Global Natural Resources Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — February 29, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

EBERX

Putnam Global Natural Resources Fund

Semiannual report
2|29|12

A world of investing.℠

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of natural resources companies worldwide.

Putnam Global
Natural Resources
Fund

Semiannual report
2 | 29 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have rebounded in 2012, despite concerns over the threat of another recession in Europe.

U.S. stocks posted their strongest February in years, thanks to improving industrial output, consumer confidence, and unemployment data. Even the beleaguered housing market is showing early signs of recovery. Asia is benefiting from the global recovery, with China in particular seeing some improvements in manufacturing activity. While the eurozone may slip into another recession this year, economists believe the region could return to growth by the second half of 2012 if European officials devise a lasting plan to address the sovereign debt problem.

We believe that the market turmoil in recent years presents opportunities to pursue returns for our shareholders. Putnam’s bottom-up, fundamental investment approach is designed for this type of environment, and our investment team is committed to uncovering returns, while seeking to guard against downside risk.

Please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in the natural resources sector for over 30 years

From the oil crisis of the 1970s to the more recent commodities boom, the balance of geopolitical stability, technological development, and economic growth has shaped natural resources markets.

For more than 30 years, Putnam Global Natural Resources Fund has sought to capitalize on that ever-changing balance by investing in stocks of companies that can profit from the global demand for natural resources.

The fund’s diversification sets it apart in two respects: First, its view of natural resources industries includes energy, metals and mining, paper, chemical, and natural resource equipment and infrastructure companies; and second, it has a global scope. Stock prices in the natural resources sector rise and fall with supply and demand imbalances, so this strategy helps offset that volatility while enabling the fund’s manager to pursue a wider field of opportunities.

From chemicals, construction, and railroads to forest products and packaging, the portfolio manager considers stocks in a wide array of areas, with support from a team of analysts. Among the promising stocks the manager has targeted recently are those of fertilizer, seed, and agrochemical companies. These companies may offer strong growth potential as world population has increased, wealth has grown in emerging markets, and demand for high-protein food has risen along with a greater need for fertilizer that can make land and crops more productive.

Another benefit for investors is the fund’s flexible strategy, which allows the fund to own growth- or value-style stocks, as it seeks to deliver competitive returns no matter which style is in favor.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Energy & Materials Index (ND), was introduced on 6/1/05, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

World natural resources markets remained volatile throughout the past six months. How did Putnam Global Natural Resources Fund perform in this environment?

The fund’s class A shares slightly underperformed the MSCI World Energy & Materials Index [ND] for the six-month period. Active management and stock selection were key drivers of performance, helped by particularly strong results from several of the fund’s holdings in the exploration and production segment of the oil industry. Performance was restrained by stocks leveraged to the weaker natural gas industry and also by the volatility of materials and agricultural stocks closely tied to emerging-market economies such as China.

What factors influenced the global natural resources markets during this period?

From the energy perspective, crude oil prices rose steadily during the period, except in September 2011, when sovereign debt fears in the eurozone sent markets lower. The upward price movement in crude was based initially on signs that global inventories were tightening as a result of improving demand and, more recently, on geopolitical fears about potential supply disruptions in the Middle East and other areas. Meanwhile, North American natural gas prices continued to suffer from a supply imbalance, exacerbated by lower-than-usual seasonal demand, which challenged companies with exposure to the domestic gas market. While energy

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

stocks generally performed well during the period, we believed they could begin to reflect the fundamental worry that if crude prices continued to be driven higher on fears about potential supply disruptions and were not supported by greater overall economic demand, their near-term prospects might be somewhat diminished.

It was a volatile period for materials as well. In addition to ongoing concerns about the sovereign debt crisis in Europe, the sell-off in September was influenced by concerns about an economic slowdown in China. The materials sector experienced a brief rally beginning in October, however, that lasted through mid February on expectations of improving financial conditions in Europe and re-acceleration in China in 2012.

Did you make any meaningful shifts in the fund’s positioning?

I have become slightly more defensive in our energy positioning given an environment in which energy prices appear to be driven more by fear than by fundamental measures of supply and demand. Thus, I’ve incrementally reduced exposures to some higher-risk stocks and added to names that I feel more comfortable owning in the current environment, such as some of the large integrated energy companies.

We also slightly increased our positions in the metals and mining industry when stocks in that group reached very attractive valuation levels, in our estimation, following the September sell-off, and that shift, for the most part, was beneficial to the fund’s performance.

Which individual holdings performed best?

By far the biggest contribution to the fund’s relative performance came from an out-of-benchmark position in Cobalt International Energy, a U.S.-based exploration and production company with recently discovered deepwater assets in the Gulf of Mexico and off the west coast of Africa. This stock is a good example of one of our principal themes in the energy portfolio, namely to invest in companies that can

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

create value by adding resources to their asset base. In the case of Cobalt, while the company hadn’t made any major discoveries, we bought a position based on our belief that even if the company experienced industry-wide average drilling success rates, it would create significant value and that there was an upside to the stock. That thesis was rewarded late last year when Cobalt made a major oil discovery off the coast of Angola.

An overweight in Tullow Oil also made a significant contribution to performance. Tullow is a U.K.-based oil exploration and production company with major development programs offshore of Angola and onshore in Uganda. During the period, the company made a potentially major oil discovery in the Caribbean Sea off the coast of French Guyana, suggesting to the market that the company could still drive value through “wildcat” exploration, and its stock price advanced nicely. In addition, we believe a major hurdle to the company’s exploration program in Uganda was removed in January when final government approval for the program was granted, serving as a further catalyst in the stock’s advance.

Another strong contribution came from our overweight position in LyondellBasell, a Dutch multinational that is the world’s third-largest independent chemical company. LyondellBasell benefited from a 40% decline in U.S. natural gas prices during the period, as the company uses ethane (a natural gas liquid) as a feedstock to produce petrochemicals. The stock also had sold off on macroeconomic concerns in September and then rebounded as macro conditions improved, especially in the United States, which accounts for about 40% of the company’s business.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/29/12. Short-term holdings are excluded. Holdings will vary over time.

Which stocks detracted from the fund’s performance?

Not holding a position in BP, the U.K.-based oil and gas company, was the biggest lagging factor on the energy side. Our lack of conviction in BP caused us to miss the upside progress this large benchmark component made during the period, clawing its way back to beat analysts’ earnings estimates and increasing its quarterly dividend. The stock also performed well as some of the legal issues that surrounded the tragic April 2010 accident in the Gulf of Mexico were resolved.

Perhaps more of a disappointment, though, was our holding in Newfield Exploration. I had believed this Houston-based company was a good thematic example of the kind of company that could benefit from the addition of new resources. The company had put together a sizable position in Utah’s Uinta Basin, and I bought the stock thinking that it was not widely appreciated by the market and that its wells there would beat production expectations. My thesis turned out to be off the mark. The company had to revise its production guidance, the stock took a big hit, and we sold the position.

An overweight in Rio Tinto, the U.K.-based global mining company, was the second-biggest drag on the fund’s relative performance. In similar fashion to BHP, Rio Tinto’s stock tends to lag strong sector moves, and since its stock price didn’t go down as much as others in the weak prior period, it did not recover as quickly and thus our overweight hurt performance versus the benchmark.

Canada-based PotashCorp of Saskatchewan, the world’s largest fertilizer company, underperformed as investors appeared to be worried about the outlook for fertilizer prices while China delayed its annual price negotiations with the company. In addition, the Indian government reduced fertilizer subsidies, which caused potash prices to rise for Indian farmers, potentially hurting demand in that country.

What is your near-term outlook for natural resources?

I’m beginning to think 2012 may follow a pattern similar to last year’s energy market.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

We began 2011 with the economy starting to look a little better and oil prices starting to move higher. Then, civil unrest in North Africa and the Middle East caused oil prices to spike, dampening worldwide demand. But oil prices receded in the second half of the year, and it turned out to be a pretty good environment for investing in energy stocks. I believe that a similar scenario now seems to be setting up. We have renewed turmoil in the Middle East, particularly worries about Iran and Israel, which is sending oil prices higher again and could, in turn, put further strain on already-stressed global economic growth. A worst-case scenario, in our view, would be for more-extreme tensions to break out in the Middle East, causing oil prices to spike much higher and resulting in global demand destruction. As a consequence, we have become more conservative in positioning the fund, while also hoping for a more peaceful resolution to problems in the Middle East, a pullback in oil prices, improving economic demand, and a better overall investment environment.

The near-term outlook for materials appears to be neutral as the sector rebounded during the period, making valuations less attractive. At the same time, however, Chinese and European demand for materials has yet to show concrete signs of improvement. I believe there are still attractive longer-term opportunities in the space, as we expect Chinese demand for materials to continue to grow and European demand to recover over the next 24 months. I believe the United States also will remain a bright spot as materials demand continues to recover.

Thank you, Steve, for your time and insights.

On April 2, 2012, Christopher J. Eitzmann joined Steve Curbow as co-portfolio manager of the fund, succeeding John Morgan, who left Putnam after the close of the period.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Steven W. Curbow has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the University of Southern California. Steven joined Putnam in 2008 and has been in the investment industry since 1996.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/24/80)		(2/1/94)		(7/26/99)		(7/3/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.81%	7.61%	6.94%	6.94%	7.00%	7.00%	7.21%	7.09%	7.55%	7.87%

10 years	157.62	142.83	138.89	138.89	138.86	138.86	144.98	136.41	151.44	161.84
Annual average	9.93	9.28	9.10	9.10	9.10	9.10	9.37	8.98	9.66	10.10

5 years	8.85	2.60	4.82	3.45	4.82	4.82	6.14	2.44	7.51	10.22
Annual average	1.71	0.51	0.95	0.68	0.95	0.95	1.20	0.48	1.46	1.97

3 years	91.16	80.16	86.92	83.92	86.93	86.93	88.24	81.63	89.79	92.53
Annual average	24.11	21.68	23.18	22.52	23.19	23.19	23.47	22.01	23.81	24.40

1 year	–8.08	–13.36	–8.80	–13.25	–8.79	–9.68	–8.60	–11.78	–8.34	–7.89

6 months	5.21	–0.84	4.80	–0.20	4.82	3.82	4.95	1.26	5.09	5.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 2/29/12

MSCI World Energy & Materials Index (ND)

Annual average (life of fund)	—*

10 years	—*
Annual average	—*

5 years	22.05%
Annual average	4.07

3 years	85.80
Annual average	22.94

1 year	–6.65

6 months	6.08

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Energy & Materials Index (ND), was introduced on 6/1/05, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/29/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.560		$0.399	$0.401	$0.458		$0.511	$0.618

Capital gains	—		—	—	—		—	—

Total	$0.560		$0.399	$0.401	$0.458		$0.511	$0.618

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$20.81	$22.08	$18.58	$18.98	$19.77	$20.49	$20.41	$20.96

2/29/12	21.26	22.56	19.02	19.44	20.23	20.96	20.87	21.37

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(7/24/80)		(2/1/94)		(7/26/99)		(7/3/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.65%	7.45%	6.78%	6.78%	6.84%	6.84%	7.05%	6.93%	7.39%	7.71%

10 years	130.31	117.08	113.58	113.58	113.56	113.56	118.92	111.23	124.80	134.24
Annual average	8.70	8.06	7.88	7.88	7.88	7.88	8.15	7.76	8.44	8.88

5 years	–1.09	–6.77	–4.74	–5.99	–4.75	–4.75	–3.51	–6.87	–2.31	0.23
Annual average	–0.22	–1.39	–0.97	–1.23	–0.97	–0.97	–0.71	–1.41	–0.47	0.05

3 years	70.23	60.39	66.33	63.33	66.30	66.30	67.61	61.75	68.90	71.50
Annual average	19.40	17.06	18.48	17.77	18.48	18.48	18.79	17.39	19.09	19.70

1 year	–12.82	–17.83	–13.50	–17.73	–13.49	–14.33	–13.25	–16.28	–13.07	–12.60

6 months	23.79	16.65	23.32	18.32	23.29	22.29	23.48	19.12	23.64	23.99

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/11	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Annualized expense ratio for the six-month period
ended 2/29/12	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2011, to February 29, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.68	$10.49	$10.49	$9.22	$7.95	$5.41

Ending value (after expenses)	$1,052.10	$1,048.00	$1,048.20	$1,049.50	$1,050.90	$1,053.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2012, use the following calculation method. To find the value of your investment on September 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.57	$10.32	$10.32	$9.07	$7.82	$5.32

Ending value (after expenses)	$1,018.35	$1,014.62	$1,014.62	$1,015.86	$1,017.11	$1,019.59

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Energy & Materials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy and materials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2012, Putnam employees had approximately $345,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 2/29/12 (Unaudited)

COMMON STOCKS (98.9%)*	Shares	Value

Chemicals (17.3%)
Agrium, Inc. (Canada)	48,200	$4,100,739

Air Liquide SA (France)	26,200	3,404,406

Arkema (France)	45,077	4,130,656

BASF SE (Germany)	112,128	9,844,674

Celanese Corp. Ser. A	71,800	3,415,526

Dow Chemical Co. (The)	189,900	6,363,549

E.I. du Pont de Nemours & Co.	93,600	4,759,560

JSR Corp. (Japan)	95,700	2,014,067

Lanxess AG (Germany)	53,516	3,999,893

LyondellBasell Industries NV Class A (Netherlands)	104,000	4,490,720

Monsanto Co.	73,500	5,687,430

Petronas Chemicals Group Bhd (Malaysia)	1,005,200	2,240,760

Potash Corp. of Saskatchewan, Inc. (Canada)	118,439	5,509,876

Praxair, Inc.	19,800	2,158,200

Syngenta AG (Switzerland)	13,531	4,412,120

		66,532,176
Construction materials (0.4%)
China National Building Material Co., Ltd. (China)	1,180,000	1,679,305

		1,679,305
Containers and packaging (0.8%)
Crown Holdings, Inc. †	81,800	3,024,146

		3,024,146
Energy equipment and services (10.4%)
Baker Hughes, Inc.	133,100	6,692,268

Cameron International Corp. †	115,200	6,417,792

Eurasia Drilling Co., Ltd. GDR (Russia)	58,452	1,721,411

National Oilwell Varco, Inc.	40,200	3,317,706

Schlumberger, Ltd.	137,809	10,695,356

Seadrill, Ltd. (Norway)	132,174	5,479,070

Technip SA (France)	54,426	5,940,886

		40,264,489
Machinery (0.4%)
China National Materials Co., Ltd. (China)	3,075,000	1,484,209

		1,484,209
Metals and mining (21.4%)
ArcelorMittal (France)	199,371	4,203,466

Barrick Gold Corp. (Canada)	136,900	6,549,948

BHP Billiton PLC (United Kingdom)	360,611	11,689,057

First Quantum Minerals, Ltd. (Canada)	72,900	1,668,054

Fortescue Metals Group, Ltd. (Australia)	1,178,910	6,958,586

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	127,800	5,439,168

Goldcorp, Inc. (Canada)	119,200	5,778,992

Newcrest Mining, Ltd. (Australia)	188,730	6,687,298

Rio Tinto PLC (United Kingdom)	317,874	18,124,495

Teck Resources, Ltd. Class B (Canada)	63,700	2,550,704

Walter Energy, Inc.	48,500	3,144,255

Xstrata PLC (United Kingdom)	515,980	9,850,471

		82,644,494

COMMON STOCKS (98.9%)* cont.	Shares	Value

Oil, gas, and consumable fuels (48.2%)
Anadarko Petroleum Corp.	54,600	$4,592,952

Apache Corp.	60,800	6,562,144

BG Group PLC (United Kingdom)	553,443	13,361,170

Cabot Oil & Gas Corp. Class A	54,500	1,900,960

Cairn Energy PLC (United Kingdom)	482,009	2,639,422

Canadian Natural Resources, Ltd. (Canada)	226,200	8,396,913

Chevron Corp.	145,400	15,866,048

Cobalt International Energy, Inc. †	96,878	2,912,153

CONSOL Energy, Inc.	52,000	1,862,640

Energen Corp.	29,500	1,570,285

Exxon Mobil Corp.	435,338	37,656,737

Gazprom OAO ADR (Russia)	231,253	3,064,102

Hess Corp.	100,700	6,537,444

Inpex Corp. (Japan)	902	6,368,612

Linn Energy, LLC (Units)	36,306	1,385,074

Marathon Oil Corp.	222,300	7,533,747

Nexen, Inc. (Canada)	167,136	3,407,078

Noble Energy, Inc.	66,900	6,532,785

OGX Petroleo e Gas Participacoes SA (Brazil) †	165,500	1,638,375

Royal Dutch Shell PLC Class A
(United Kingdom) (London Exchange)	378,623	13,772,764

Royal Dutch Shell PLC Class A
(United Kingdom) (Amsterdam Exchange)	290,489	10,602,367

Southwestern Energy Co. †	126,800	4,192,008

Swift Energy Co. †	46,700	1,402,401

Total SA (France)	263,479	14,739,877

Tullow Oil PLC (United Kingdom)	307,233	7,209,461

		185,707,519

Total common stocks (cost $372,724,965)		$381,336,338

SHORT-TERM INVESTMENTS (1.2%)*	Principal amount/shares	Value

U.S. Treasury bills with effective yields ranging from
0.079% to 0.092%, August 23, 2012 ##	$180,000	$179,897

U.S. Treasury bills with effective yields ranging from
0.071% to 0.111%, July 26, 2012 ##	544,000	543,761

U.S. Treasury bills with effective yields ranging from
0.079% to 0.083%, June 28, 2012 ##	343,000	342,892

U.S. Treasury bills with an effective yield of 0.124%,
May 3, 2012	249,000	248,967

Putnam Money Market Liquidity Fund 0.09% [e]	3,360,799	3,360,799

SSgA Prime Money Market Fund 0.13% P	20,000	20,000

Total short-term investments (cost $4,696,378)		$4,696,316

TOTAL INVESTMENTS

Total investments (cost $377,421,343)		$386,032,654

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
OAO	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2011 through February 29, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $385,390,118.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,199,076 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY *
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	41.7%	Indonesia	1.4%

United Kingdom	22.6	Russia	1.2

Canada	9.8	Netherlands	1.2

France	8.4	Switzerland	1.2

Germany	3.6	China	0.8

Australia	3.5	Malaysia	0.6

Japan	2.2	Brazil	0.4

Norway	1.4	Total	100.0%

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $195,951,774) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	3/22/12	$4,668,183	$4,663,116	$(5,067)

	British Pound	Sell	3/22/12	3,700,226	3,681,212	(19,014)

	Canadian Dollar	Buy	3/22/12	299,930	302,503	(2,573)

	Euro	Sell	3/22/12	5,137,478	5,090,389	(47,089)

	Swiss Franc	Buy	3/22/12	3,275,575	3,245,837	29,738

Barclays Bank PLC

	Australian Dollar	Buy	3/22/12	3,711,584	3,707,902	3,682

	British Pound	Sell	3/22/12	6,449,548	6,420,094	(29,454)

	Canadian Dollar	Buy	3/22/12	4,057,799	4,026,585	31,214

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $195,951,774) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Barclays Bank PLC cont.

	Euro	Buy	3/22/12	$5,972,895	$5,908,272	$64,623

	Hong Kong Dollar	Buy	3/22/12	2,570,653	2,570,898	(245)

	Japanese Yen	Buy	3/22/12	1,296,772	1,385,638	(88,866)

	Swiss Franc	Sell	3/22/12	2,038,556	2,019,960	(18,596)

	Citibank, N.A.

	British Pound	Sell	3/22/12	75,239	74,854	(385)

	Canadian Dollar	Buy	3/22/12	2,126,890	2,111,100	15,790

	Euro	Sell	3/22/12	3,535,397	3,495,589	(39,808)

	Hong Kong Dollar	Sell	3/22/12	6,643,351	6,643,942	591

	Swiss Franc	Sell	3/22/12	488,882	484,390	(4,492)

	Credit Suisse AG

	Australian Dollar	Sell	3/22/12	823,596	822,725	(871)

	British Pound	Sell	3/22/12	4,525,627	4,502,598	(23,029)

	Canadian Dollar	Buy	3/22/12	411,659	408,407	3,252

	Euro	Sell	3/22/12	1,363,314	1,348,680	(14,634)

	Japanese Yen	Buy	3/22/12	16,741,547	17,877,320	(1,135,773)

	Norwegian Krone	Buy	3/22/12	1,440,366	1,386,779	53,587

	Deutsche Bank AG

	Australian Dollar	Sell	3/22/12	2,936,246	2,932,949	(3,297)

	Canadian Dollar	Buy	3/22/12	1,655,224	1,642,146	13,078

	Euro	Sell	3/22/12	1,859,768	1,838,967	(20,801)

	Swedish Krona	Buy	3/22/12	1,317,395	1,295,693	21,702

	Goldman Sachs International

	British Pound	Buy	3/22/12	722,007	718,483	3,524

	Euro	Buy	3/22/12	1,752,909	1,732,658	20,251

	Japanese Yen	Sell	3/22/12	1,128,136	1,205,431	77,295

	Norwegian Krone	Sell	3/22/12	1,495,959	1,440,354	(55,605)

HSBC Bank USA, National Association

	Australian Dollar	Buy	3/22/12	14,992,073	14,988,802	3,271

	British Pound	Sell	3/22/12	2,099,690	2,089,732	(9,958)

	Hong Kong Dollar	Buy	3/22/12	4,257,513	4,257,946	(433)

	Norwegian Krone	Sell	3/22/12	347,632	334,762	(12,870)

	JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	3/22/12	1,733,221	1,731,663	1,558

	British Pound	Buy	3/22/12	4,872,871	4,823,759	49,112

	Canadian Dollar	Buy	3/22/12	476,919	473,302	3,617

	Euro	Sell	3/22/12	9,370,255	9,262,637	(107,618)

	Hong Kong Dollar	Sell	3/22/12	2,745,023	2,745,406	383

	Japanese Yen	Sell	3/22/12	922,131	985,195	63,064

	Swiss Franc	Buy	3/22/12	1,990,574	1,969,956	20,618

FORWARD CURRENCY CONTRACTS at 2/29/12 (aggregate face value $195,951,774) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	3/22/12	$2,700,842	$2,694,911	$(5,931)

	British Pound	Buy	3/22/12	3,214,434	3,199,533	14,901

	Canadian Dollar	Buy	3/22/12	1,940,708	1,923,963	16,745

	Euro	Sell	3/22/12	1,791,282	1,771,072	(20,210)

	Israeli Shekel	Buy	3/22/12	318,933	323,836	(4,903)

	Japanese Yen	Sell	3/22/12	1,844,805	1,972,213	127,408

	Swiss Franc	Sell	3/22/12	891,751	883,152	(8,599)

State Street Bank and Trust Co.

	Australian Dollar	Buy	3/22/12	2,060,862	2,058,894	1,968

	Canadian Dollar	Sell	3/22/12	675,525	670,591	(4,934)

	Euro	Buy	3/22/12	2,015,659	1,994,476	21,183

	Israeli Shekel	Buy	3/22/12	318,960	323,603	(4,643)

UBS AG

	Australian Dollar	Buy	3/22/12	1,637,882	1,636,104	1,778

	British Pound	Sell	3/22/12	10,743,096	10,695,993	(47,103)

	Canadian Dollar	Buy	3/22/12	201,435	199,868	1,567

	Euro	Buy	3/22/12	7,259,063	7,181,757	77,306

	Israeli Shekel	Buy	3/22/12	318,960	323,898	(4,938)

	Norwegian Krone	Buy	3/22/12	856,021	824,245	31,776

Westpac Banking Corp.

	Australian Dollar	Sell	3/22/12	1,388,781	1,385,917	(2,864)

	British Pound	Sell	3/22/12	3,077,159	3,050,611	(26,548)

	Canadian Dollar	Buy	3/22/12	2,298,120	2,273,053	25,067

	Euro	Buy	3/22/12	5,118,292	5,063,395	54,897

	Japanese Yen	Sell	3/22/12	6,409,319	6,852,058	442,739

Total						$(473,866)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Energy	$219,603,396	$6,368,612	$—

Industrials	—	1,484,209	—

Materials	134,300,105	19,580,016	—

Total common stocks	353,903,501	27,432,837	—

Short-term investments	3,380,799	1,315,517	—

Totals by level	$357,284,300	$28,748,354	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(473,866)	$—

Totals by level	$—	$(473,866)	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $374,060,544)	$382,671,855
Affiliated issuers (identified cost $3,360,799) (Note 6)	3,360,799

Dividends, interest and other receivables	1,299,855

Receivable for shares of the fund sold	145,852

Unrealized appreciation on forward currency contracts (Note 1)	1,297,285

Total assets	388,775,646

LIABILITIES

Payable for shares of the fund repurchased	961,187

Payable for compensation of Manager (Note 2)	194,397

Payable for investor servicing fees (Note 2)	90,647

Payable for custodian fees (Note 2)	18,815

Payable for Trustee compensation and expenses (Note 2)	93,754

Payable for administrative services (Note 2)	1,417

Payable for distribution fees (Note 2)	172,594

Unrealized depreciation on forward currency contracts (Note 1)	1,771,151

Collateral on certain derivative contracts, at value (Note 1)	20,000

Other accrued expenses	61,566

Total liabilities	3,385,528

Net assets	$385,390,118

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$444,917,473

Undistributed net investment income (Note 1)	4,662,021

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(72,326,298)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,136,922

Total — Representing net assets applicable to capital shares outstanding	$385,390,118

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($314,059,822 divided by 14,774,581 shares)	$21.26

Offering price per class A share (100/94.25 of $21.26)*	$22.56

Net asset value and offering price per class B share ($19,625,223 divided by 1,031,638 shares)**	$19.02

Net asset value and offering price per class C share ($16,327,114 divided by 839,939 shares)**	$19.44

Net asset value and redemption price per class M share ($6,196,619 divided by 306,250 shares)	$20.23

Offering price per class M share (100/96.50 of $20.23)*	$20.96

Net asset value, offering price and redemption price per class R share
($17,178,539 divided by 823,175 shares)	$20.87

Net asset value, offering price and redemption price per class Y share
($12,002,801 divided by 561,547 shares)	$21.37

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/29/12 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $266,979)	$6,442,170

Interest (including interest income of $914 from investments in affiliated issuers) (Note 6)	1,320

Securities lending (Note 1)	68

Total investment income	6,443,558

EXPENSES

Compensation of Manager (Note 2)	1,151,810

Investor servicing fees (Note 2)	623,098

Custodian fees (Note 2)	22,155

Trustee compensation and expenses (Note 2)	15,054

Administrative services (Note 2)	4,749

Distribution fees — Class A (Note 2)	370,014

Distribution fees — Class B (Note 2)	94,849

Distribution fees — Class C (Note 2)	76,230

Distribution fees — Class M (Note 2)	21,813

Distribution fees — Class R (Note 2)	39,826

Other	93,510

Total expenses	2,513,108

Expense reduction (Note 2)	(25,758)

Net expenses	2,487,350

Net investment income	3,956,208

Net realized gain on investments (Notes 1 and 3)	1,434,714

Net realized loss on foreign currency transactions (Note 1)	(2,244,847)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	475,221

Net unrealized appreciation of investments during the period	13,670,709

Net gain on investments	13,335,797

Net increase in net assets resulting from operations	$17,292,005

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/29/12*	Year ended 8/31/11

Operations:
Net investment income	$3,956,208	$2,540,457

Net realized gain (loss) on investments
and foreign currency transactions	(810,133)	88,233,327

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	14,145,930	3,568,424

Net increase in net assets resulting from operations	17,292,005	94,342,208

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(8,268,145)	(6,537,764)

Class B	(421,959)	(334,168)

Class C	(334,299)	(240,868)

Class M	(141,190)	(100,316)

Class R	(410,298)	(256,967)

Class Y	(333,579)	(230,734)

Increase in capital from settlement payments (Note 8)	—	60,325

Redemption fees (Note 1)	44,175	42,416

Decrease from capital share transactions (Note 4)	(17,147,183)	(36,413,175)

Total increase (decrease) in net assets	(9,720,473)	50,330,957

NET ASSETS

Beginning of period	395,110,591	344,779,634

End of period (including undistributed net investment
income of $4,662,021 and $10,615,283, respectively)	$385,390,118	$395,110,591

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
														of expenses
														to average	Ratio
	Net asset	Net	Net realized		From	From							Ratio	net assets,	of net investment
	value,	investment	and unrealized	Total from	net	net realized			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%)

Class A
February 29, 2012 **	$20.81	.22 [h]	.79	1.01	(.56)	—	(.56)	— [d]	—	$21.26	5.21 *	$314,060	.65 *	.65 *	1.13 *[h]	32 *
August 31, 2011	16.62	.15	4.44	4.59	(.40)	—	(.40)	— [d]	— [d,e]	20.81	27.53	322,408	1.26	1.26	.66	90
August 31, 2010	16.87	.13	(.18)	(.05)	(.20)	—	(.20)	— [d]	—	16.62	(.44)	284,668	1.39	1.39	.71	107
August 31, 2009	27.99	.19	(9.21)	(9.02)	—	(2.10)	(2.10)	— [d]	—	16.87	(29.64)	321,830	1.44 [f,g]	1.43 [g]	1.22 [g]	92
August 31, 2008	35.18	.29	(.54)	(.25)	(.08)	(6.87)	(6.95)	.01	—	27.99	(2.76)	559,989	1.18 [g]	1.18 [g]	.87 [g]	99
August 31, 2007	31.31	.17	7.36	7.53	(.42)	(3.25)	(3.67)	.01	—	35.18	26.01	557,614	1.23 [g]	1.23 [g]	.52 [g]	64

Class B
February 29, 2012 **	$18.58	.13 [h]	.71	.84	(.40)	—	(.40)	— [d]	—	$19.02	4.80 *	$19,625	1.02 *	1.02 *	.74 *[h]	32 *
August 31, 2011	14.87	(.02)	3.99	3.97	(.26)	—	(.26)	— [d]	— [d,e]	18.58	26.58	21,166	2.01	2.01	(.10)	90
August 31, 2010	15.11	(.01)	(.15)	(.16)	(.08)	—	(.08)	— [d]	—	14.87	(1.15)	21,418	2.14	2.14	(.05)	107
August 31, 2009	25.66	.06	(8.51)	(8.45)	—	(2.10)	(2.10)	— [d]	—	15.11	(30.18)	30,849	2.19 [f,g]	2.18 [g]	.45 [g]	92
August 31, 2008	32.93	.02	(.43)	(.41)	—	(6.87)	(6.87)	.01	—	25.66	(3.52)	70,360	1.93 [g]	1.93 [g]	.08 [g]	99
August 31, 2007	29.48	(.07)	6.91	6.84	(.15)	(3.25)	(3.40)	.01	—	32.93	25.05	98,246	1.98 [g]	1.98 [g]	(.24) [g]	64

Class C
February 29, 2012 **	$18.98	.14 [h]	.72	.86	(.40)	—	(.40)	— [d]	—	$19.44	4.82 *	$16,327	1.02 *	1.02 *	.76 *[h]	32 *
August 31, 2011	15.20	(.01)	4.07	4.06	(.28)	—	(.28)	— [d]	— [d,e]	18.98	26.61	16,797	2.01	2.01	(.04)	90
August 31, 2010	15.47	(.01)	(.16)	(.17)	(.10)	—	(.10)	— [d]	—	15.20	(1.21)	13,292	2.14	2.14	(.04)	107
August 31, 2009	26.18	.07	(8.68)	(8.61)	—	(2.10)	(2.10)	— [d]	—	15.47	(30.18)	14,156	2.19 [f,g]	2.18 [g]	.47 [g]	92
August 31, 2008	33.46	.04	(.45)	(.41)	—	(6.87)	(6.87)	— [d]	—	26.18	(3.49)	25,383	1.93 [g]	1.93 [g]	.12 [g]	99
August 31, 2007	29.90	(.07)	7.02	6.95	(.15)	(3.25)	(3.40)	.01	—	33.46	25.07	24,489	1.98 [g]	1.98 [g]	(.24) [g]	64

Class M
February 29, 2012 **	$19.77	.16 [h]	.76	.92	(.46)	—	(.46)	— [d]	—	$20.23	4.95 *	$6,197	.90 *	.90 *	.88 *[h]	32 *
August 31, 2011	15.82	.03	4.23	4.26	(.31)	—	(.31)	— [d]	— [d,e]	19.77	26.86	6,233	1.76	1.76	.17	90
August 31, 2010	16.08	.04	(.17)	(.13)	(.13)	—	(.13)	— [d]	—	15.82	(.91)	5,141	1.89	1.89	.20	107
August 31, 2009	27.00	.11	(8.93)	(8.82)	—	(2.10)	(2.10)	— [d]	—	16.08	(30.03)	5,609	1.94 [f,g]	1.93 [g]	.73 [g]	92
August 31, 2008	34.22	.12	(.48)	(.36)	—	(6.87)	(6.87)	.01	—	27.00	(3.20)	9,172	1.68 [g]	1.68 [g]	.36 [g]	99
August 31, 2007	30.55	— [d]	7.17	7.17	(.26)	(3.25)	(3.51)	.01	—	34.22	25.36	9,283	1.73 [g]	1.73 [g]	.01 [g]	64

Class R
February 29, 2012 **	$20.41	.20 [h]	.77	.97	(.51)	—	(.51)	— [d]	—	$20.87	5.09 *	$17,179	.77*	.77 *	1.01 *[h]	32 *
August 31, 2011	16.31	.10	4.36	4.46	(.36)	—	(.36)	— [d]	— [d,e]	20.41	27.27	16,971	1.51	1.51	.46	90
August 31, 2010	16.58	.09	(.19)	(.10)	(.17)	—	(.17)	— [d]	—	16.31	(.72)	11,192	1.64	1.64	.48	107
August 31, 2009	27.64	.15	(9.11)	(8.96)	—	(2.10)	(2.10)	— [d]	—	16.58	(29.82)	9,966	1.69 [f,g]	1.68 [g]	1.00 [g]	92
August 31, 2008	34.87	.22	(.53)	(.31)	(.06)	(6.87)	(6.93)	.01	—	27.64	(2.99)	10,129	1.43 [g]	1.43 [g]	.69 [g]	99
August 31, 2007	31.09	.08	7.31	7.39	(.37)	(3.25)	(3.62)	.01	—	34.87	25.69	5,684	1.48 [g]	1.48 [g]	.25 [g]	64

Class Y
February 29, 2012 **	$20.96	.25 [h]	.78	1.03	(.62)	—	(.62)	— [d]	—	$21.37	5.30 *	$12,003	.52 *	.52 *	1.27 *[h]	32 *
August 31, 2011	16.73	.21	4.47	4.68	(.45)	—	(.45)	— [d]	— [d,e]	20.96	27.89	11,535	1.01	1.01	.94	90
August 31, 2010	16.97	.18	(.18)	— [d]	(.24)	—	(.24)	— [d]	—	16.73	(.16)	9,069	1.14	1.14	.95	107
August 31, 2009	28.07	.23	(9.23)	(9.00)	—	(2.10)	(2.10)	— [d]	—	16.97	(29.47)	11,052	1.19 [f,g]	1.18 [g]	1.48 [g]	92
August 31, 2008	35.26	.38	(.54)	(.16)	(.17)	(6.87)	(7.04)	.01	—	28.07	(2.51)	16,306	.93 [g]	.93 [g]	1.16 [g]	99
August 31, 2007	31.38	.25	7.37	7.62	(.50)	(3.25)	(3.75)	.01	—	35.26	26.30	17,390	.98 [g]	.98 [g]	.77 [g]	64

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

f Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% of average net assets for the period ended August 31, 2009.

g Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2009	0.05%

August 31, 2008	<0.01

August 31, 2007	<0.01

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.12	0.60%

Class B	0.10	0.59

Class C	0.11	0.61

Class M	0.11	0.60

Class R	0.12	0.61

Class Y	0.12	0.62

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/29/12 (Unaudited)

Note 1: Significant accounting policies

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Global Natural Resources Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The investment objective of the fund is to seek capital appreciation by concentrating it’s investments in the energy and other natural resources industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through February 29, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies, which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $159,336 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,247,409 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $989,496.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2011, the fund had a short-term capital loss carryover of $70,442,003 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on August 31, 2018. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $378,495,505, resulting in gross unrealized appreciation and depreciation of $33,174,387 and $25,637,238, respectively, or net unrealized appreciation of $7,537,149.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations. Effective March 1, 2012, investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $393 under the expense offset arrangements and by $25,365 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $271, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,789 and $154 from the sale of class A and class M shares, respectively, and received $9,164 and $549 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $6 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $116,296,753 and $135,852,424, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	619,703	$12,143,544	1,584,662	$35,282,985

Shares issued in connection with
reinvestment of distributions	410,386	7,698,834	279,069	6,061,389

	1,030,089	19,842,378	1,863,731	41,344,374

Shares repurchased	(1,749,384)	(34,083,043)	(3,502,953)	(75,719,201)

Net decrease	(719,295)	$(14,240,665)	(1,639,222)	$(34,374,827)

	Six months ended 2/29/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	53,626	$937,018	167,609	$3,350,060

Shares issued in connection with
reinvestment of distributions	23,545	395,796	16,023	312,453

	77,171	1,332,814	183,632	3,662,513

Shares repurchased	(184,682)	(3,275,261)	(484,980)	(9,537,714)

Net decrease	(107,511)	$(1,942,447)	(301,348)	$(5,875,201)

	Six months ended 2/29/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	51,507	$927,127	320,521	$6,680,398

Shares issued in connection with
reinvestment of distributions	17,594	302,267	10,473	208,624

	69,101	1,229,394	330,994	6,889,022

Shares repurchased	(114,180)	(2,025,342)	(320,474)	(6,445,414)

Net increase (decrease)	(45,079)	$(795,948)	10,520	$443,608

	Six months ended 2/29/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	9,633	$176,080	58,215	$1,214,469

Shares issued in connection with
reinvestment of distributions	7,514	134,284	4,599	95,293

	17,147	310,364	62,814	1,309,762

Shares repurchased	(26,108)	(487,941)	(72,625)	(1,505,685)

Net decrease	(8,961)	$(177,577)	(9,811)	$(195,923)

	Six months ended 2/29/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	150,305	$2,915,105	401,555	$8,882,662

Shares issued in connection with
reinvestment of distributions	21,812	402,004	11,882	253,679

	172,117	3,317,109	413,437	9,136,341

Shares repurchased	(180,385)	(3,510,356)	(267,983)	(5,863,351)

Net increase (decrease)	(8,268)	$(193,247)	145,454	$3,272,990

	Six months ended 2/29/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	42,102	$843,072	136,250	$3,094,626

Shares issued in connection with
reinvestment of distributions	16,962	319,910	9,963	217,584

	59,064	1,162,982	146,213	3,312,210

Shares repurchased	(47,938)	(960,281)	(137,948)	(2,996,032)

Net increase	11,126	$202,701	8,265	$316,178

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,297,285	Payables	$1,771,151

Total		$1,297,285		$1,771,151

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(2,064,788)	$(2,064,788)

Total	$(2,064,788)	$(2,064,788)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$468,395	$468,395

Total	$468,395	$468,395

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $914 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $52,311,440 and $53,145,072, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $59,335 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $990 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncement

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. Putnam Management is currently evaluating the application of ASU 2011–04 and its impact, if any, on the fund’s financial statements.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Barbara M. Baumann	Robert R. Leveille
Putnam Investment	Charles B. Curtis	Vice President and
Management, LLC	Robert J. Darretta	Chief Compliance Officer
One Post Office Square	John A. Hill
Boston, MA 02109	Paul L. Joskow	Mark C. Trenchard
	Elizabeth T. Kennan	Vice President and
Investment Sub-Manager	Kenneth R. Leibler	BSA Compliance Officer
Putnam Investments Limited	Robert E. Patterson
57–59 St James’s Street	George Putnam, III	Robert T. Burns
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Advisor
The Putnam Advisory	Officers	James P. Pappas
Company, LLC	Robert L. Reynolds	Vice President
One Post Office Square	President
Boston, MA 02109		Judith Cohen
	Jonathan S. Horwitz	Vice President, Clerk and
Marketing Services	Executive Vice President,	Assistant Treasurer
Putnam Retail Management	Principal Executive
One Post Office Square	Officer, Treasurer and	Michael Higgins
Boston, MA 02109	Compliance Liaison	Vice President, Senior Associate
Treasurer and Assistant Clerk
Custodian	Steven D. Krichmar
State Street Bank	Vice President and	Nancy E. Florek
and Trust Company	Principal Financial Officer	Vice President, Assistant Clerk,
Assistant Treasurer and
Legal Counsel	Janet C. Smith	Proxy Manager
Ropes & Gray LLP	Vice President, Assistant
	Treasurer and Principal	Susan G. Malloy
Trustees	Accounting Officer	Vice President and
Jameson A. Baxter, Chair		Assistant Treasurer
Ravi Akhoury

This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
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BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA007
273268 4/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Global Natural Resources Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 27, 2012